Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

BANK CARD MERCHANT AGREEMENT

This Bank Card Merchant Agreement is made among VANTIV. LLC (“Processor”) having its principal office at [***]. and FIFTH THIRD BANK, an Ohio banking corporation (“Member Bank”) having its principal office at [***] and Toast Inc. (“Merchant”) having its principal office at [***]. Processor and Member Bank are collectively referred to as “Bank”. Bank and Merchant hereby agree as follows:

I.    Bank participates in programs affiliated with MasterCard, VISA, Discover, and Other Networks which enable holders of Cards to purchase goods and services from selected merchants located in the United States by use of their Cards

II.    Merchant wishes to participate in the MasterCard. VISA, Discover, and the Other Networks systems at its United States locations by entering into contracts with Cardholders and businesses for processing payments for the sale of goods and services through the use of Cards.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties agree as follows:

1.     Definitions.

For the purposes of this Agreement, the following terms shall have the meanings set forth below:

Account shall mean an open checking account at Fifth Third Bank or its affiliate, or at another financial institution acceptable to Bank which Bank or its agent can access through the ACH system.

Account Change means a change in the Account or the financial institution where the Account is located.

ACH shall mean the Federal Reserve’s Automated Clearing House (“ACH”) system

Agreement means this Bank Card Merchant Agreement, Price Schedule, and each exhibit, schedule, and addendum attached hereto or referencing this Agreement, as well as all documents and other materials incorporated herein by reference.

Association means VISA. MasterCard. Discover, or any Other Network, as the same are defined herein.

Bank Rules means the Bank Card Merchant Rules and Regulations, which are incorporated into this Agreement by reference.

Cards shall mean MasterCard, VISA. Discover and Other Network cards.

Cardholder shall mean any person authorized to use the Cards or the accounts established in connection with the Cards.

Data Incident shall mean any alleged or actual compromise, unauthorized access, disclosure, theft, or unauthorized use of Card or Cardholder information, regardless of cause, including without limitation, a breach of or intrusion into any system, or failure, malfunction, inadequacy, or error affecting any server, wherever located, or hardware or software of any system, through which Card information resides, passes through, and/or could have been compromised.

Discover shall mean Discover Financial Services, LLC.

Event of Default shall mean each event listed in Section 13.

Float Event shall mean a circumstance where Bank, for whatever reason, advances settlement or any amounts and/or delays the assessment of any fees

Force Majeure Event shall mean errors in data provided by Merchant or others, labor disputes, fire, weather or other casualty, power outages, and funding delays, however caused, governmental orders or regulations, or any other cause, whether similar or dissimilar to the foregoing, in any case beyond Bank’s reasonable control which reasonably cause failure or delay in taking an action.

Initial Term shall mean [***] from the date of implementation to Bank’s system.

Member Bank shall mean a member of VISA, MasterCard and/or Other Networks, as applicable, that provides sponsorship services in connection with this Agreement. As of the commencement of this Agreement, the Member Bank shall be Fifth Third Bank an Ohio banking corporation.

Merchant Supplier shall mean a third party other than Bank used by Merchant in connection with the Services received hereunder, including but not limited to, Merchant’s software providers, equipment providers, and/or third party processors.

MasterCard shall mean MasterCard International, Inc.

Operating Regulations means the by-laws, operating regulations and/or all other rules, policies and procedures of VISA. MasterCard, Discover, and/or Other Networks as in effect from time to time.

Other Network shall mean any network or card association other than VISA. MasterCard, or Discover that is identified in the Merchant Price Schedule and in which Merchant participates hereunder.

PCI shall mean the Payment Card Industry Data Security Standard.

Service shall mean any and all services described in, and provided by Bank pursuant to, this Agreement.

Sub-merchant shall mean a merchant (including government agencies) that contracts with a Payment Service Provider (“PSP”) and/or o Payment Facilitator, as permitted in the Operating Regulations, to -obtain payment services.

VISA shall mean VISA USA, Inc.

other defined terms and Services applicable to this Agreement will be contained in a “General Services Addendum” as described herein

2.    Bank Rules, Operating Regulations; General Services Addendum. Merchant acknowledges receipt and review of the Bank Rules, which are incorporated into this Agreement by reference, Merchant agrees to fully comply with all of the terms and obligations in the then current Bank Rules as applicable as changed or updated by Bank from time to time, at Bank’s sole reasonable discretion with notice accordance with Bank’s standard operating procedures Merchant agrees to participate in the Associations in compliance with, and subject to the Operating Regulations as applicable. Without limiting the foregoing, Merchant agrees that it will fully comply with any and all confidentiality and security requirements of the USA Patriot Act (or similar taw. rule or regulation). VISA. MasterCard, Discover, and/or Other Networks, including but not limited to PCI, the VISA Cardholder Information Security Program, the MasterCard Site Data Protection Program, and any other program or requirement that may be published and/or mandated by the Associations. Notwithstanding Bank’s assistance in understanding the Operating Regulations, Merchant expressly acknowledges and agrees that it is assuming the risk of compliance with all provisions of the Operating Regulations as applicable, regardless of whether Merchant has possession of those provisions. Both MasterCard and VISA make excerpts of their respective Operating Regulations available on their internet sites Other Services applicable to this Agreement will be contained in the General Services Addendum as may be published and modified from time to time by Bank and the parties agree that such Addendum shall be incorporated into and made part of this Agreement and that such Addendum shall apply only with respect to those Services actually provided by Bank and received by Merchant hereunder Merchant acknowledges receipt and review of the General Services Addendum. In the event of a conflict between the fees set forth on the Merchant Price Schedule and the General Services Addendum, the Merchant Price Schedule shall control.

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3.    Application; Change in Business. Merchant represents that all information supplied by Merchant in connection with its application or other request for services is complete and accurate In accordance with Section 326 of the USA Patriot Act, Bank is required to review and record information from the documents used in identifying new merchant customers. The preceding sentence is intended to inform Merchant of Bank’s procedures and of Bank’s responsibility under the USA Patriot Act. Merchant agrees to provide Bank with [***] prior written notice of Merchant’s intent to change its business form or entity in any manner (e.g. a change from a limited liability company to a corporation), and/or of Merchant’s intent to sell its stock or assets to another entity

4.    Card Acceptance. When accepting any Card and completing any Card transaction. Merchant shall follow all procedures and rules in the Bank Rules and the Operating Regulations as applicable In the event Bank for whatever reason is unable to obtain, or due to system delays chooses not to wait to obtain, authorization from an Association. Bank may at its option “stand-in” for such entities and authorize the sales transaction based on criteria established by Bank, and Merchant remains responsible for such sales transaction in accordance with this Agreement Merchant has identified to Bank the products and/or services for which it intends to accept Cards as payment. Merchant agrees that it shall only complete and deliver to Bank sales transactions produced as the direct result of bona fide sales made by Merchant to Cardholders for such identified products and/or services, unless otherwise agreed by Bank in writing

5.    Transaction Processing. Bank will initiate payment to Merchant of the total face amount of each sales transaction acquired and accepted hereunder, subject to the terms and conditions of this Agreement, the Bank Rules, the Operating Regulations, and applicable law, after Bank receives payment for such sales transactions. Unless otherwise agreed to in writing by Bank, Merchant shall electronically deliver to Bank and in a format acceptable to Bank all credit vouchers and sales transaction records within [***] after the applicable transaction date (or such shorter period as determined by the applicable Association), except (i) in the case of a delayed merchandise delivery, when the sales transaction record shall be delivered within [***] of the merchandise delivery or (ii) as specified otherwise in the Bank Rules. Merchant agrees that it shall deliver sales transaction records to Bank at least [***]. The preparation and delivery to Bank by Merchant of sales transactions shall constitute an endorsement to Bank by Merchant of each sales transaction, and Merchant authorizes Bank or its representative to place Merchant’s endorsement on any sales transaction at any time. Bank may refuse to acquire any sales transaction or claim the amount of which, in whole or in part, it could charge back to the Merchant pursuant to this Agreement, if it had acquired the sales transaction or claim. Merchant acknowledges and agrees that Bank is not responsible for any action or inaction taken by the financial institution or other entity that issued the Card(s) to the Cardholder or the processor of such Card(s). Merchant agrees that Bank may set off any amounts due to Bank from amounts owed to Merchant, including but not limited to any amounts owed to Merchant from Bank and/or any of its affiliate(s).

6.    Exception Items. Merchant agrees to reacquire and pay Bank the amount of any sales transaction, and Bank shall have the right at any time to charge Merchant’s Account therefore with notice in accordance with Bank’s standard operating procedure, for any return (whether or not a credit voucher is delivered to Bank), chargeback, compliance case, any other similar Association action, or if the extension of credit for merchandise sold or services or sales transactions performed was in violation of law or the rules or regulations of any governmental agency, federal, state, local or otherwise; or if Bank has not received payment for any sales transaction, notwithstanding Bank’s prior payment to Merchant for such sales transaction pursuant to Section 5 above or any other section Not limiting the generality of the foregoing, Merchant agrees that any operational and/or other Services performed on behalf of Merchant, including but not limited to, production of facsimile drafts in response to copy requests, response to compliance cases, augmentation of Merchant data for interchange, transaction stand-in, digital draft storage and retrieval, etc. shall in no way affect Merchant’s obligations and liability in this Agreement including those in the foregoing sentence. Merchant may instruct Bank in the defense of chargebacks, compliance cases and similar actions, and Merchant agrees that it will promptly provide any such instructions to Bank.

7    Merchant Suppliers. Merchant may use one or more Merchant Suppliers in connection with the Services and/or the processing of some or all of its Card transactions. In no event shall Merchant use a Merchant Supplier unless such Merchant Supplier is compliant with PCI and/or the Payment Application Data Security Standard (“PA- DSS ), depending on the type of Merchant Supplier, as required by the Operating Regulations. Merchant acknowledges and agrees that Merchant shall cause its Merchant Supplier to complete any steps or certifications required by any Association (e g . registrations, PA-DSS. PCI, audits, etc ). Merchant shall cause its Merchant Supplier to cooperate with Bank in completing any such steps or certifications (if applicable), and in performing any necessary due diligence on such Merchant Supplier. Merchant shall be solely responsible for any and all applicable fees, costs, expenses and liabilities associated with such steps, registrations, and certifications. Merchant shall bear all risk and responsibility for conducting Merchant’s own due diligence regarding the fitness of any Merchant Supplier(s) for a particular purpose and for determining the extent of such Merchant Supplier’s compliance with the Bank Rules, the Operating Regulations, and applicable law. Merchant expressly agrees that Bank shall in no event be liable to Merchant or any third party for any actions or inactions of any Merchant Supplier used by Merchant, even if Bank introduced and/or recommended the use of such Merchant Supplier to Merchant, or never objected to the use of such Merchant Supplier, and Merchant hereby expressly assumes all such liability.

8.    Cardholder Information. Merchant shall not disclose, sell, purchase, provide, or exchange Cardholder name, address, account number or other information to any third party other than to Bank or an Association for the purpose of completing a sales transaction unless specifically permitted by the Operating Regulations Merchant represents and warrants that neither it nor its Merchant Supplier shall retain or store any portion of the magnetic-stripe data subsequent to the authorization of a sales transaction, nor any other data prohibited by the Operating Regulations, the Bank Rules, and/or this Agreement.

9.    Term. The term of this Agreement shall commence the date Bank executes this Agreement, and shall continue for the Initial Term as defined in Section 1 of this Agreement. Except as hereafter provided unless either party gives written notice to the other party at least [***] prior to the expiration of any term, the Agreement including all addenda, schedules and exhibits hereto or referencing this Agreement shall be automatically extended for additional periods equal to the Initial Term. All obligations of a party incurred or existing under this Agreement as of the date of termination, shall survive such termination.

10.    Bank Fees. Merchant agrees to pay Bank the fees, expenses and all other amounts set forth in the Agreement including, but not limited to, the Merchant Price Schedule. Bank may change or add fees and/or charges upon notice to Merchant in accordance with Bank’s standard operating procedure, and such fees and/or charges shall be immediately payable by Merchant when assessed by Bank. In the event Bank changes or adds its fees and/or charges pursuant to the immediately preceding sentence (“Fee Change”), Merchant may. subject to the following provisions, terminate the Agreement upon [***] advance written notice to Bank provided Bank receives such written notice from Merchant of its intention to so terminate within [***] of the date the Fee Change becomes effective. Upon Bank’s receipt of Merchant’s written notice pursuant to the immediately preceding sentence. Bank shall have [***] to rescind or waive the Fee Change, and. in the event Bank elects to rescind or waive the Fee Change, Merchant shall not have the right to terminate this Agreement as a result of the Fee Change and this Agreement shall remain in full force and effect notwithstanding Merchant’s written notice to terminate Merchant acknowledges and agrees that this Section shall not be intended or construed to permit Merchant to terminate the Agreement as a result of a change or increase in fees from third parties and/or in pass through fees as referenced in this Agreement or the Merchant Price Schedule At Merchant’s request. Bank may. in its sole discretion, establish multiple Merchant billing definitions on its system, and in such event Bank shall assess all applicable fees separately and independently with respect to each such billing definition.

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11.    Third Party Assessments. Notwithstanding any other provision of this Agreement, Merchant shall be responsible for all amounts imposed or assessed to Merchant and/or Bank in connection with this agreement by third parties such as. but not limited to. VISA MasterCard. Discover, Other Networks, and Merchant Suppliers (including telecommunication companies). Such amounts include, but are not limited to. fees, fines, assessments, penalties, loss allocations, etc Any changes or increases in such amounts shall automatically become effective upon notice to Merchant in accordance with Bank’s standard operating procedure and shall be immediately payable by Merchant when assessed by Bank. In the event of a Float Event, Bank reserves the right to assess to Merchant, and Merchant shall pay to Bank, a cost of funds associated with the Float Event (which Bank may at its option assess as a transaction surcharge), the amount of which shall be determined by Bank in its reasonable discretion, and which may be changed by Bank from time to time, and such cost of funds shall be effective as of the start of the Float Event and shall be immediately payable by Merchant when assessed by Bank.

12.    [***].

13.    Default The following events shall be considered an “Event of Default”

(i)    Merchant becomes subject to any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, a receiver is appointed for Merchant, or Merchant makes an assignment for the benefit of creditors, or admits its inability to pay its debts as they become due; or

(ii)    Merchant fails to pay or reimburse the fees, expenses or charges referenced herein when they become due; or

(iii)    Merchant is in default of any terms or conditions of this Agreement whether by reason of its own action or inaction or that of another if not cured after [***] written notice; or

(iv)    Bank reasonably believes that there has been a material deterioration in Merchant’s financial condition; or

(v)    any standby letter of credit, if and as may be required pursuant to Section 20. will be cancelled, will not be renewed, or is not in full force

(vi)    Merchant ceases to do business as a going concern, or there is a change in ownership of Merchant which changes the identity of any person or entity having, directly or indirectly, more than 50% of either the legal or beneficial ownership of Merchant and Bank reasonably, believes that such change may have a material adverse impact on Merchant’s financial condition.

Upon the occurrence of an Event of Default. Bank may at any time thereafter terminate this Agreement by giving Merchant written notice thereof provided that for termination pursuant to (iii) above, Merchant actually receives such notice of termination within [***] after the end of such cure period except in instances where such earlier termination is required by the Associations or the Event of Default is unlawful poses material risk to Bank. Termination of Merchant for any reason shall not relieve Merchant from any liability or obligation to Bank. Except for the reason set forth in romanette (vi), if, prior to the date on which the then current term of this Agreement is scheduled to expire, either this Agreement is terminated by Bank as specifically permitted by this Agreement, or Merchant for any reason discontinues receiving the Services from Bank (except as may be specifically permitted by this Agreement), Merchant shall be liable to Bank for liquidated damages in an amount equal to [***]. Merchant recognizes and agrees that the liquidated damages are fair and reasonable because it is not possible to establish the actual increase in volume and activity by Merchant during the term of this Agreement. Merchant shall also reimburse Bank for any damage, loss or expense incurred by Bank as a result of a breach by Merchant, including any damages set forth in any addendum and/or schedule and/or exhibit hereto and including all past due. unpaid and/or future invoices for services rendered by Bank in connection with this Agreement. All such amounts shall be due and payable by Merchant upon demand. Bank shall also have the option to require Merchant to reacquire all outstanding sales transactions acquired by Bank hereunder In addition to, and not in limitation of the foregoing, Bank may refuse to provide the Services in the event it has not been paid for the Services as provided herein.

14.    Bank Nonperformance. In the event Merchant, in good faith, reasonably believes that Bank has substantially failed to provide the Services, other than as a result of a failure by Merchant (or any Merchant Supplier, or other third party acting at the request of or on behalf of Merchant) to perform any obligation under the Agreement or any Force Majeure Event, Merchant agrees to notify Bank in writing within [***] of the date upon which such failure first occurred. Merchant agrees that such notice shall be sent in accordance with the terms of this Agreement, and shall specifically describe the nature of such failure by Bank, specify the date such failure first occurred and specifically reference this section, Bank will attempt to resolve such failure within [***] of Bank’s actual receipt of such notice from Merchant. Should Bank not resolve such failure within the cure period described in the foregoing sentence, Merchant may terminate this Agreement upon [***] prior written notice to Bank, provided Bank actually receives such notice of termination within [***] after the end of such cure period.

15.    Taxes. Any sales, use. excise or other taxes (other than Bank’s income taxes) payable in connection with or attributable to the Services provided to the Merchant per this Agreement shall be paid by Merchant. Bank may, but shall not have the obligation to, pay such taxes. In the event Bank pays such taxes, Merchant shall immediately reimburse Bank or Bank may. at Bank’s sole option, charge Merchant’s Account.

16.    Binding on Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, transferees and assignees Neither this Agreement nor any interest herein may directly or indirectly be transferred or assigned by Merchant, in whole or in part, without the prior written consent of Bank, which will not be unreasonably delayed or withheld;. Merchant will remain liable for any amounts owed under this Agreement after an unauthorized transfer or assignment by Merchant, even if Bank continues to provide Services to such transferee or assignee This Agreement is for the benefit of. and may be enforced only by. Bank and Merchant and their respective successors and permitted transferees and assignees, and is not for the benefit of, and may not be enforced by, any third party.

17.    Notices. All notices, requests, demands and other communications to be delivered hereunder unless specified otherwise herein shall be in writing and shall be delivered by nationally recognized overnight carrier, registered or certified mail, postage prepaid, to the following addresses:

(i)    [***].

(ii)    if to the Merchant address provided above, Attention President/Owner; or to such other address or to such other person as either party shall have last designated by written notice to the other party.

Notices etc., so delivered shall be deemed given upon receipt.

18.    Unenforceable Provision. If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

19.    Payment. Merchant shall always maintain an open Account. Merchant irrevocably authorizes Bank to debit and/or credit the Account to settle any and all fees and other amounts due Bank under this Agreement, and such authority shall remain in effect for a period of [***] following the date of termination of this Agreement, regardless of whether Merchant has notified Bank of an Account Change as defined below Merchant shall always maintain the Account with sufficient cleared funds to meet its obligations under this Agreement. In the event Merchant desires an Account Change, Merchant shall give Bank [***] prior written notice in accordance with the provisions of Section 17 of any such change, and Bank shall use reasonable commercial efforts to effect such Account Change; however, such Account Change shall not be effective until the date on which Bank actually makes such Account Change on Bank’s system. In no event shall Bank have any liability for any amounts directed to an Account that has been designated by any purported representative of Merchant or its Merchant Supplier at any time during the term of this Agreement, regardless of any Account Change All amounts due Bank under this Agreement shall be paid without set-off or deduction, and shall be due from Merchant as of the date Bank originates an ACH debit transaction record to Merchant’s Account Any fees not collected from Merchant by Bank when due shall bear interest at [***] but in no event more than the highest rate permitted by law The acceptance by Bank. Bank’s affiliate or other financial institution of Merchant’s closing (or termination of) its Account shall not constitute a mutually agreed upon termination of this Agreement.

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20.    Reserve; Letter of Credit. As a specifically bargained for inducement for Bank to enter into this Agreement with Merchant. Bank at its option reserves the right to i) establish from amounts payable to Merchant hereunder, and/or cause Merchant to pay to Bank, a reserve of funds satisfactory to Bank to cover anticipated fees, chargebacks, returns and any other applicable assessments and/or ii) require Merchant to establish an irrevocable standby letter of credit, including additional and/or replacement letters of credit if required by Bank, with a beneficiary designated by Bank, and which are issued from a financial institution other than Fifth Third Bank or any of its affiliates, that is acceptable to Bank, in a format, with an expiration date, and in an amount acceptable to Bank in its sole discretion In the event Merchant fails to establish, for any reason whatsoever, a reserve and/or a letter of credit as required above, Bank shall have all of the rights and remedies available to Bank in this Agreement, including but not limited to exercising the rights and remedies of Bank in Section 13. In the event Bank exercises its right to establish a reserve or require a letter of credit pursuant to this Section, Merchant may. subject to the following provisions, terminate the Agreement upon [***] advance written notice to Bank provided Bank receives such written notice from Merchant of its intention to so terminate within [***] of the date on which Bank establishes the reserve or requires the letter of credit Upon Bank’s receipt of Merchant’s written notice pursuant to the immediately preceding sentence, Bank may, at its option, return the reserve to Merchant or waive the requirement for a letter of credit, and, in the event Bank elects to return the reserve to Merchant or waive the requirement for a letter of credit. Merchant shall not have the right to terminate this Agreement pursuant to this Section and this Agreement shall remain in full force and effect notwithstanding Merchants written notice to terminate.

21.    [reserved]

22.    Indemnification. Subject to the other limitations, terms and conditions of this Agreement, Bank shall indemnify, defend, and hold harmless Merchant, and its directors, officers, employees, affiliates and agents from and against all third party proceedings, claims, losses, damages, demands, liabilities and expenses whatsoever including all reasonable legal and accounting fees and expenses and all reasonable collection costs, incurred by Merchant, its directors, officers, employees, affiliates and agents to the extent resulting from or arising out of [***]. Merchant shall indemnify, defend, and hold harmless Bank. and its directors, officers, employees, affiliates and agents from and against all third party proceedings, claims, losses, damages, demands, liabilities and expenses whatsoever, including all reasonable legal and accounting fees and expenses and all reasonable collection cost incurred by Bank, its directors, officers, employees, affiliates and agents to the extent resulting from or arising out of the Services in this Agreement other than those attributable to Bank’s gross negligence or willful misconduct. Merchant’s processing activities, the business of Merchant or its customers, any sales transaction acquired by Bank, any noncompliance with the Bank Rules and/or the Operating Regulations (or any rules or regulations promulgated by or in conjunction with the Associations) by Merchant or its agent (including any Merchant Supplier), any Data Incident on Merchant’s (or Merchant Supplier’s) systems, any infiltration, hack, breach, or violation of the processing system of Merchant or its Merchant Supplier, or any other third party processor or system, or by reason of any breach or nonperformance of any provision of this Agreement on the part of the Merchant, or its employees, agents, Merchant Suppliers, or customers. The indemnification of each party shall survive the termination of the Agreement.

23.    Review of Settlement Activity and Reports; Notice of Failure by Bank. Merchant agrees that it shall review all reports, notices, and invoices prepared by Bank or its agent and made available to Merchant including but not limited to reports, notices, and invoices provided via Bank’s online reporting tool Bank reserves the right to send some or all of the reports and/or invoices and/or notices of any pricing changes permitted under this Agreement via electronic transmission (e g., via e- mail) which Bank may change from time to time upon notice to Merchant in accordance with Bank’s standard operating procedure Merchant expressly agrees that Merchant’s failure to notify Bank that Merchant has not received its settlement funds within [***] from the date that settlement was due to occur,, or fails to reject any report, notice, or invoice within [***] from the date the report or invoice is made available to Merchant shall constitute Merchant’s acceptance of the same In the event Merchant believes that Bank has failed in any way to provide the Services, Merchant agrees to provide Bank with written notice, specifically detailing any alleged failure, within [***] of the date on which the alleged failure first occurred.

24.    Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio without regard to conflicts of law provisions. The parties hereby consent and submit to service of process, personal jurisdiction, and venue in the state and federal courts in Cincinnati. Ohio or Hamilton County, Ohio, and select such courts as the exclusive forum with respect to any action or proceeding arising out of or in any way relating to this Agreement, and/or pertaining in any way to the relationship between Merchant and Bank. MERCHANT AND BANK HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY MATTER UNDER. RELATED TO, OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED HEREBY.

25.    Limit of Liability; Force Majeure. EXCEPT FOR THOSE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, BANK DISCLAIMS ALL WARRANTIES. INCLUDING. WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. MERCHANT HEREBY ACKNOWLEDGES THAT THERE ARE RISKS ASSOCIATED WITH THE ACCEPTANCE OF CARDS AND MERCHANT HEREBY ASSUMES ALL SUCH RISKS EXCEPT AS .MAY BE EXPRESSLY SET FORTH HEREIN. [***].

26.    Controlling Documents. This Agreement (including all addenda and schedules and exhibits hereto and all documents and materials referenced herein) supersedes any and all other agreements, oral or written, between the parties hereto with respect to the subject matter hereof, and sets forth the complete and exclusive agreement between the parties with respect to the Services and, unless specifically provided for herein, other services are not included as part of this Agreement. If there is a conflict between the Bank Card Merchant Agreement and an addendum or schedule or exhibit hereto, the addendum or schedule or exhibit shall control If there is a conflict between the Bank Rules and this Agreement, the Bank Rules shall prevail. If there is a conflict between Operating Regulations and this Agreement, the Operating Regulations shall prevail. If there is a conflict between the Operating Regulations and the Bank Rules, the Operating Regulations shall prevail.

27.    Bank’s Right to Suspend or Cease Services. Bank may suspend or cease providing any Service in this Agreement if, in Bank’s reasonable opinion (i) such Service, violates or would violate the Operating Regulations. Bank Rules, or any federal, state or local statute or ordinance or any regulation, order or directive of any governmental agency or court and/or (ii) if Merchant is accused by any federal, state or local jurisdiction of a violation of any applicable statute or ordinance or any regulation, order or directive of any governmental agency or court, or if Bank reasonably believes, based upon the opinion of its legal counsel, that Merchant is in violation of any of the foregoing. Should Merchant not process sales transactions through Banks system for a period of one year or more. Bank may remove Merchant from Bank’s systems without notice, without relieving Merchant from any of Merchant’s obligations under this Agreement.

28.    Conversion; Deconversion. Merchant shall take all necessary steps to, and shall, promptly convert to Bank’s system for the Services in this Agreement not later than [***] after the execution of this Agreement by Bank. Bank agrees that it shall not charge Merchant for Bank’s standard and customary internal testing and conversion preparation in connection with Merchant’s initial conversion to Bank’s system at the commencement of this Agreement, or at conversion from Bank at termination of this Agreement. The foregoing shall not be deemed to limit Merchant’s obligation to pay any third party fees and expenses incurred by Bank in connection with Merchant’s conversion, which shall remain the sole responsibility of Merchant.

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29.    Confidential Information

(a)    Confidential Information Supplied by Bank Merchant acknowledges that Bank will be providing Merchant with certain confidential information, including but not limited to, this Agreement and information relating to the finances, systems, methods, techniques, programs, devices and operations of Bank and/or the Associations. Merchant shall not disclose any such confidential information to any person or entity (other than to those employees and Merchant Suppliers of Merchant who participate directly in the performance of this Agreement and need access to such information). Provided, however, Merchant may disclose information it receives as may be required by any federal, state or local ordinance, any regulation or directive of any governmental agency, or any court order or legal process. Without limiting the foregoing. Merchant agrees that it will fully comply with any and all confidentiality and security requirements of the USA Patriot Act (or similar law, rule or regulation), VISA. MasterCard, Discover, and/or Other Networks.

(b)    Confidential Information Supplied by Merchant. Bank acknowledges that Merchant will be providing Bank with certain confidential information, including but not limited to, this Agreement and information relating to the methods, techniques, programs, devices, operations and performance or financial metrics of Merchant. Bank shall not disclose confidential and proprietary information about Merchant to any person or entity (other than to those employees and agents of Bank who participate directly in the performance of this Agreement and need access to such information), acknowledges receipt of the Vantiv, LLC privacy notice (“Privacy Notice”). Merchant should direct any questions or requests for another copy of the Privacy Notice to a Bank customer service representative or Merchant’s primary relationship manager, if applicable. Notwithstanding anything to the contrary in Privacy Notice or this Agreement, Bank may share any information provided by Merchant and/or relevant to the Services received by Merchant (a) with Merchant’s franchisor, Merchant’s franchisee(s), association(s) to which Merchant belongs and/or belonged as of the commencement of this Agreement, (b) any affiliate of Merchant; (c) in response to subpoenas, warrants, court orders or other legal processes; (d) in response to requests from law enforcement agencies or government entities; (e) to comply with applicable laws or regulations; and/or (f) in the proper performance of the Services contemplated herein,

(c)    Miscellaneous. The parties acknowledge that the injury would be sustained by the party disclosing information as a result of the violation of this Section 29 cannot be compensated solely by money damages, and therefore agrees that the disclosing party shall be entitled to seek injunctive relief and any other remedies as may be available at law or in equity in the event of a violation of the provisions contained in this Section 29. The restrictions contained in this Section 29 shall not apply to any information which becomes a matter of public knowledge, other than through a violation of this Agreement or other agreements between the parties(.

(d)    Publicity. Merchant and Bank agree that they will work together to issue a mutually agreeable joint press release after the execution of this agreement and/or after the conversion of Merchant to Bank’s Services. In any event, Merchant acknowledges and agrees that Bank may make public the execution of this Agreement by Merchant and/or any of Merchant’s affiliates, and/or the Services that may be or have been provided under the Agreement Merchant agrees that Bank may include Merchant’s name and logo on a list of Bank’s customers, which may be made public

30.    Financial Statements If at any time Merchant is not a publicly traded company, Merchant shall provide Bank with an audited financial statement for Merchant’s most recent fiscal year end and/or quarterly financial statements prepared and certified by Merchant’s chief financial officer within [***] of Bank’s request therefore.

31.    No Waiver. If either party waives in writing an unsatisfied condition, representation, warranty, undertaking or agreement (or portion thereof) set forth herein, the waiving party shall thereafter be barred from recovering, and thereafter shall not seek to recover, any damages, claims, losses, liabilities or expenses, including, without limitation, legal and other expenses, from the other party in respect of the matter or matters so waived. Except as otherwise specifically provided for in this Agreement, the failure of any party to promptly enforce its rights herein shall not be construed to be a waiver of such rights unless agreed to in writing Any rights and remedies specifically provided for in any addendum or schedule or exhibit are in addition to those rights and remedies set forth in this Agreement and/or available to Bank at law or in equity.

32.    Compliance with Law.

Merchant represents and warrants to Bank that it will comply with all applicable federal, state and local laws and regulations in connection with Merchant’s receipt of the Services and/or applicable to Merchant’s business operations. Processor will comply with federal, state and local laws and regulations applicable directly to Bank in its provision of the Services.

33.    Security, Data Incidents Merchant will be solely responsible for the security, quality, accuracy, and adequacy of all transactions and information supplied hereunder, and will establish and maintain adequate audit controls to monitor the security, quality, maintenance, and delivery of such data. Without limiting the generality of the foregoing, Merchant warrants to Bank that it has implemented and will maintain secure systems for maintaining and processing information and for transmitting information to Bank. Bank shall have no liability whatsoever for the security or availability of any communications connection used in connection with the Services provided hereunder, Merchant acknowledges that Bank is responsible only for the security of its own systems, and not for the systems of any third party, including without limitation any Merchant Supplier of Merchant. Merchant shall notify Bank immediately if Merchant becomes aware of or suspects a Data Incident. Merchant agrees to fully cooperate with Bank and any Association with respect to any investigation and/or additional requirements related to a suspected Data Incident. In the event of an actual or suspected breach, Bank agrees that it will provide Merchant with prompt notice (subject to requirements of law enforcement) of the breach, including information, as is reasonably available to Bank in the conduct of contracted Services to Merchant sufficient to uniquely identify Merchant’s customers who are or could be affected.

34.    Audits. At any reasonable time upon reasonable notice to Merchant, but not more ,than [***] per year unless required by the Associations Merchant shall allow auditors, including the auditors of any Association or any third party designated by Bank or the applicable Association, to review the files held and the procedures followed by Merchant at any or all of Merchant’s offices or places of business during normal business hours. Bank agrees that should it conduct an audit which is not required by the Operating Regulations or is not requested by an Association, such audit will be at Bank’s sole expense, otherwise the audit shall be at Merchant s expense. Merchant will assist such auditors as may be necessary for them to complete their audit. In the event that a third-party audit is requested by an Association, and/or required by the Operating Regulations, Bank may. at its option, and at Merchant’s sole expense, either retain a third party to perform the audit, or require that Merchant directly retain a specific third party auditor If Bank requires that Merchant directly retain the auditor, Merchant shall arrange immediately for such audit to be performed, and will provide Bank and the Associations with a copy of any final audit report.

35.    System Requirements and Upgrades Merchant acknowledges that Bank may intercept and settle Merchant transactions directly with other entities processed by Bank. Merchant agrees that the Services shall be provided in accordance with Bank’s then current systems, standards and procedures and that Bank shall not be required to perform any special programming, to provide any special hardware or software or to implement any other system, program or procedure for Merchant. Unless otherwise agreed in writing by Bank, all sales transaction, settlement and other data and information used in connection with the Services shall be provided to Bank in Bank’s then current data formats and by means of Bank’s then current telecommunications configurations and protocols Bank may make changes in the Services based upon, but not limited to. technological developments, legislative or regulatory changes, or the introduction of new services by Bank. Merchant shall comply with all time deadlines, equipment and software maintenance and upgrading requirements which Bank may reasonably impose on Merchant from time to time.

36.    Title to the Services. Merchant agrees it is acquiring only a nontransferable, non-exclusive right to use the Services Bank shall at all times retain exclusive title to the Services, including without limitation, any materials delivered to Merchant hereunder and any invention, development, product, trade name, trademark, service mark, software program, or derivative thereof, developed in connection with providing the Services or during the term of this Agreement.

Bank Card Merchant Agreement Page 5 of 6

37.    Limited Acceptance If so indicated below. Merchant acknowledges and agrees that it wishes to be a Limited Acceptance merchant, which means that Merchant has elected to accept only certain VISA/MasterCard card types as indicated below, or via later notification. Merchant further acknowledges and agrees that Bank has no obligation other than those expressly provided under the Operating Regulations and applicable law as they may relate to limited acceptance and that Bank’s obligations do not include policing card types at the point of sale As a Limited Acceptance Merchant, Merchant will be solely responsible for the implementation of its decision for Limited Acceptance. Merchant will be solely responsible for policing, at the point of sale, the card type(s) of transactions It submits for processing by Bank. Should Merchant submit a transaction for processing for a card type it has indicated it does not wish to accept, Bank may process that transaction and Merchant will pay the applicable fees, charges, and assessments associated with that transaction. For Merchant’s convenience, a general description of VISA/MasterCard card types are:

a.    Consumer Credit - a consumer credit card issued by a U.S. Issuer or a commercial credit card issued by a non-U, S. Issuer; this o category does not include VISA or MasterCard branded signature-based debit cards.

b.    Consumer Debit - a VISA or MasterCard branded sign> based debit card (including certain stored-value and prepaid cards)

c.    Commercial - a VISA or MasterCard branded credit card issued by a US. Issuer that bears the descriptive term “Business Card”, “Corporate Card”, “Purchasing Card”, “Fleet Card” or similar descriptive term indicated pursuant to the Operating Regulations.

Only if checked below. Merchant wishes to Limited Acceptancee Merchant, which means that Merchant will accept only the VISA/MASTERCARD card types indicated below.

☐	VISA Credit Cards

☐	VISA Debit Cards (signature based)

☐	MasterCard Credit

☐	MasterCard Debit Cards (signature based)

38.    Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code Merchant grants to Bank a security interest in all accounts owned or controlled by Vantiv at Member Bank that are funded with settlement amounts, including the Reserve Account, and the proceeds thereof (collectively, the “Secured Assets”), to secure all of Merchant’s obligations under this Agreement With respect to such security interest, Bank will have all rights afforded under the Uniform Commercial Code, any other applicable law, and in equity. In addition to the security interest in the Secured Assets. Bank shall have a contractual right of setoff against the Secured Assets.

Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action by Bank or notation in the Bank’s records, although Bank may enter such set off on its books and records at a later time Merchant warrants and represents that no other person or entity has a security interest in the Secured Assets. If a bankruptcy proceeding is filed by or against Merchant under the Bankruptcy Code (whether the petition is filed voluntarily and/or involuntarily), it waives any applicable protection related to the automatic stay provisions of 11 U.S.C. §362 (or any replacement section) and consents to an appropriate reserve of funds being established between the parties pursuant to this Agreement or by Court Order.

39.    Modification of Agreement. Except as provided in this Agreement, this Agreement including any addendum or schedule or exhibit hereto shall only be modified or amended by an instrument in writing signed by each party hereto Any changes, additions, stipulations or deletions, including lining out, by Merchant, except where indicated by a space to be filled in (e.g., the space for Merchant s name and address), shall not be deemed to be agreed to or binding upon Bank unless agreed to in writing in the form of an amendment signed by each party hereto.

40.    Headings and Construction. The headings used in this Agreement are inserted for convenience only and will not affect the interpretation of any provision. Merchant and Bank each acknowledge that the limitations and exclusions contained in this Agreement have been the subject of active and complete negotiation between the parties and represent the parties’ voluntary agreement. The parties agree that the terms and conditions of this Agreement shall not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation of this document.

41.    Authorization. Each of the parties hereto represents and warrants on behalf of itself that it has full power and authority to enter into this Agreement: that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, limited liability company or partnership or other appropriate authorizing actions; that the execution, delivery and performance of this Agreement will not contravene any applicable by-law, corporate charter, operating agreement, partnership or joint venture agreement, law. regulation, order or judgment; that execution, delivery and performance of this Agreement will not contravene any provision or constitute a default under any other agreement, license or contract which such party is bound; and, that this Agreement is valid and enforceable in accordance with its terms.

42.    Counterparts. The parties agree that electronic signatures will have the same legal effect as original (i.e. ink) signatures and that an electronic, scanned, facsimile, or duplicate copy of such signatures may be used as evidence of execution. This Agreement may be executed and delivered in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

43.    Facsimile Deemed Original. Merchant and Bank agree that any facsimile or other copy of this Agreement evidencing the execution by both parties shall be deemed an original.

44.    Member Bank. The Processor and Member Bank may jointly or individually assert or exercise any rights or remedies provided to Bank hereunder. Processor and Member Bank reserve the right to allocate Bank’s duties and obligations amongst themselves, as they deem appropriate in their sole discretion As of the commencement of this Agreement, Member Bank shall be Fifth Third Bank, an Ohio banking corporation, located at 38 Fountain Square Plaza, Cincinnati, OH 45263 The Member Bank may delegate certain or all of its duties to an affiliate of the Member Bank at any time, without notice to Merchant. The Member Bank may be changed, and its rights and obligations assigned to another party by Bank at any time without notice to Merchant.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the dates set forth below.

FOR VANTIV, LLC and FIFTH THIRD BANK

By:	[***]
Name:	[***]
Title:	[***]

Date:	October 25, 2013

MERCHANT LEGAL NAME: TOAST. INC

By:	[***]
Name:	[***]
Title:	[***]

Date:	September 30, 2013

Bank Card Merchant Agreement Page 6 of 6

ADDENDUM A TO THE BANK CARD MERCHANT AGREEMENT GENERAL SERVICES ADDENDUM

This General Services Addendum shall be an Addendum to the Bank Card Merchant Agreement between Bank and Merchant in accordance with the provisions as set forth in the Bank Card Merchant Agreement including all exhibits, schedules and Addenda hereto and all documents and materials referenced herein. As used herein, the term “Agreement” shall have the meaning ascribed to it in the Bank Card Merchant Agreement.

[***]

Addendum A

General Services Addendum Page 1 of 6

AMENDMENT NO. 1 TO

THE BANK CARD MERCHANT AGREEMENT

This Amendment No. 1 to the Bank Card Merchant Agreement (the “Agreement”) is made among VANTIV, LLC, on behalf of itself and its affiliates (“Processor”) and Member Bank (collectively “Bank”) and TOAST, INC. (“Merchant”). The Agreement shall be amended in the following respects.

[***]

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect This Amendment shall have no force or effect unless and until countersigned by Bank.

TOAST, INC,		FOR VANTIV, LLC and FIFTH THIRD BANK

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	October 21, 2015	Date:	October 21, 2015

SPECIAL AMENDMENT TO THE BANK CARD MERCHANT AGREEMENT

This Special Amendment to the Agreement is made among Processor, Member Bank and TOAST, INC. (“Merchant”). “Agreement” shall mean the Bank Card Merchant Agreement or Merchant Processing Agreement or other contract document for the Services provided by Processor to Merchant as previously executed on October 25, 2013 by Processor and any corresponding Schedules, Addenda, Exhibits and Amendments thereto. All other terms and conditions of the Agreement shall remain in full force and effect unless explicitly stated herein. All defined terms shall have the meanings set forth in the Agreement unless otherwise specified herein. The Agreement shall be amended in the following respects.

Processor and Merchant acknowledge and agree to the following:

[***]

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect. This Amendment shall have no force or effect unless and until countersigned by Processor.

TOAST, INC,		FOR VANTIV, LLC and FIFTH THIRD BANK

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	May 23, 2016	Date:	May 23, 2016

AMENDMENT NO. 2 TO

THE BANK CARD MERCHANT AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Bank Card Merchant Agreement (the “Agreement”), signed by Merchant on September 30, 2013 as amended is made among VANTIV, LLC (“Processor”), the Member Bank (collectively “BANK”) and TOAST, INC. (“Merchant”). In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. A capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

A.	The Agreement shall be amended as follows:

1.

Processor and Merchant acknowledge and agree that upon the execution of this Amendment, the Agreement shall renew through May 31, 2021, and thereafter the Agreement shall renew in accordance with Section 9 (Term) of the Agreement (collectively the “Term”).

2.	The following shall be added to the end of the Agreement:

American Express Acquired Program.

Capitalized terms in this Section are defined in the American Express OptBlue Program (the “AMEX Acquired Program ) Operating Regulations, Participant Sales Entity Edition (the “AMEX Acquired Program Operating Regulations”). The following will only apply to Merchant’s participation in the American Express Acquired Program. This Amendment must be duly executed by an authorized representative who has authority to bind Merchant. Merchant must operate in a manner consistent with the American Express Brand and all Applicable Laws and must comply with the following provisions:

•	Merchant must comply with the policies and rules set forth in the AMEX Acquired Program Operating Regulations.

•

The Merchant Agreement between Merchant and Sub-merchant must comply with the requirements provided in Chapter 8 of AMEX Acquired Program Operating Regulations, the American Express Merchant Requirements set forth in Appendix B, and all applicable website requirements specified in the AMEX Acquired Program Operating Regulations.

•

A prohibition on signing any merchant to accept Cards under the Program that is not a Sub-merchant Prospect (e.g., another Payment Service Merchant) or processing transactions on behalf of another Payment Service Merchant.

•	Merchant shall accurately describe Sub-merchant Prospect criteria in any type of communications, publications, promotional or marketing materials, whether internal, external, oral or written.

•	Processor has the right to immediately terminate this Agreement or Sub-merchant Agreement for fraudulent or other activity, or otherwise upon American Express’ request.

•

Merchant assumes financial liability for all settlement activity on behalf of their Sub-merchants, including Chargebacks and Credits. Merchant is also liable for all other acts, omissions and Card Member customer service-related issues caused by the Merchant’s Sub-merchants. Processor agrees to reasonably cooperate with Merchant in the resolution of any such Card Member customer service-related issues.

•

Merchant shall (i) perform appropriate background and verification checks, credit checks, know your customer, and anti-money laundering (AML) checks of all their Sub-merchants and their respective Significant Owners in accordance with Applicable Laws and otherwise as American Express may require, and (ii) provide American Express, on request, copies of policies governing these checks and otherwise respond to American Express’ requests about performance of these checks.

•	Merchant and Sub-merchants are prohibited from transferring financial liability by asking or requiring Card Members to waive their disputes rights.

•	Merchant shall only deposit American Express Acquired transactions from Sub-merchants within the United States, but not Puerto Rico, the U.S. Virgin Islands, or any other U.S. territory or possession.

•

Merchant must provide the names of owner(s) for each of their Sub-merchants who will be transacting on the American Express Network in accordance with the Merchant Data requirements in Section 5.4 of the American Express Program Operating Regulations.

•

Merchant must ensure that its Sub-merchants comply with the Program Merchant Data Security Requirements and PCI DSS, each as described in Chapter 15, “Data Security” of the American Express Program Operating Regulations.

•	Merchant must report all instances of a Data Incident immediately to Processor, and in no case later than twenty-four (24) hours after discovery of the incident.

•	Merchant must remove American Express Licensed Marks from a Merchants website and wherever else they are displayed upon termination of this Agreement or Merchant’s participation in the Program.

•

Merchant must include an express disclosure to Sub-merchants that American Express may use the information obtained in the Sub-merchant application at the time of setup to screen and/or monitor Sub-merchant in connection with Card marketing and administrative purposes.

•

Merchant acknowledges that it may be converted from the Program to a direct Card acceptance relationship with American Express if and when it becomes a High CV PSP. Merchant expressly agrees that, upon conversion, (i) Merchant will be bound by American Express’ then-current Card Acceptance Agreement; and (ii) American Express will set pricing and other fees payable by Merchant for Card acceptance.

B.	The attached Attachment C – Settlement shall be incorporated into the Agreement

C.	[***].

D.	The parties agree that Schedule C hereto- Value Added Services shall be inserted and made a part of the Agreement.

E.	The SPECIAL AMENDMENT TO THE AGREEMENT GENERAL SECURITY SERVICES, signed by Merchant on September 18, 2015, shall be amended by deleting Section A.4.a in its entirety.

F.

Notwithstanding anything contrary in the Agreement, and for each month during the Agreement, Merchant agrees that the monthly number of transactions processed pursuant to this Agreement shall equal or exceed [***]. If Merchants processing volume falIs below the Threshold in the aggregate for any [***] during the Agreement, then Processor shall have the right to terminate the Agreement [***], subject to the process outlined in this Section F. In the event that during such Cure Period Merchant achieves the Threshold in aggregate for each month of the [***] Cure Period, then Processor shall not have the right to terminate the Agreement and the Agreement shall remain valid and in full effect. If Merchant does not process at least the Threshold, in aggregate, for each month of the Cure Period, then upon Processors written notification of this breach of the Agreement, Merchant shall have [***] to deconvert from Processor’s systems. In the event that Merchant has not fully deconverted in those [***], Processor shall charge Merchant [***] for all Transactions submitted in the next [***], after which time Merchant will be finally terminated from Processors systems.

G.	[***].

H.	[***].

I.

Release. In consideration of the promises and benefits contained herein, Merchant hereby agrees that it, and each of its predecessors, assigns, officers, directors, shareholders, agents, principals, representatives, affiliates, insurers, attorneys, successors-in-interest, and all others claiming under or through them or on whose behalf they make or may make any claim, hereby release and forever discharge Processor, its shareholders, directors, officers and employees, predecessors, assigns, agents, principals, representatives, affiliates, insurers, members, attorneys and successors-in-interest from any and all claims, demands, obligations, liabilities, lawsuits, costs, expenses, attorneys’ fees, causes of actions, judgments and execution at common law, statutory or otherwise, whether for breach of contract, actual, negligent, fraudulent or intentional acts or omissions of any and all kinds, including without limitation, all claims and causes of action, whether liquidated or unliquidated, that Merchant has or might have, known or unknown, foreseen or unforeseen, that have accrued as of the date of this Amendment.

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect. This Amendment shall have no force or effect unless and until countersigned by Processor.

FOR VANTIV, LLC and FIFTH THIRD BANK		TOAST, INC,

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	June 29, 2018	Date:	June 28, 2018

ATTACHMENT C - SETTLEMENT

[***]

SCHEDULE C – VALUE-ADDED SERVICES

[***]

AMENDMENT NO 3 TO THE

PAYMENT FACILITATOR MERCHANT AGREEMENT

This Amendment No. 3 (the “Amendment”) to the Bank Card Merchant Agreement, signed by Merchant on September 30, 2013, as amended (the “Agreement”), is made among WORLDPAY, LLC f.k.a. VANTIV, LLC (“Processor”), Member Bank and TOAST, INC. (“Merchant”). In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. A capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

I.	Merchant acknowledges that Vantiv, LLC has changed its name to Worldpay, LLC. All references in the Agreement to Vantiv, LLC, “Vantiv,” or “Processor” shall hereafter refer to World pay, LLC.

II	[***].

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect. This Amendment shall have no force or effect unless and until countersigned by Processor.

WORLDPAY, LLC		TOAST, INC,

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	October 20, 2019	Date:	October 17, 2019

AMENDMENT NO. 4 TO THE

BANK CARD MERCHANT AGREEMENT

This Amendment No. 4 (the “Amendment”) to the Bank Card Merchant Agreement, signed by Merchant on September 30, 2013, as amended (the “Agreement”), is made among WORLDPAY, LLC (“Processor”), Member Bank and TOAST, INC. (“Merchant”). In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. A capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

I.	Merchant would like to receive certain Onboarding API services from Processor, and Processor shall provide such Onboarding API Services, in accordance with the following;

“Onboarding API Service” means an application programming interface (API) that is designed to enable, after Merchant receives an approved response in accordance with the selected Tier described below, automated creation of a new Merchant Identification Number (“MID”) for a Sub-merchant on Processor’s Core Processing Platform.

Onboarding API Services Tiers: Processor offers API Tier(s) designed to assist in Merchant’s “Know Your Customer” (“KYC”) compliance checks. The Processing Fee for such API Tier shall be reflected in the Price Schedule to the Payment Facilitator Merchant Agreement and, for the avoidance of doubt, shall be charge only upon the creation of a new MID in connection with the Onboarding API Service, and not in connection with any modifications or updates to an existing MID.

Tier 1: OFAC and TIN plus MATCH: This package includes all of the following services:

•	Office of Foreign Assets Control (OFAC) check of Sub-Merchant’s principals against OFAC’s list of Specially Designated Nationals and Blocked Persons (SDN list)

•	Taxpayer Identification Number (TIN) verification of Sub-Merchant’s principals via Internal Revenue Service (IRS) records

•	MasterCard Alert to Control High-risk Merchants (MATCH) File check of Sub-Merchant company/principal names as required by MasterCard, as described below

Processor will perform MATCH screening on behalf of Merchant for all Sub-Merchants. Merchant acknowledges that each respective Sub-Merchant and its owner(s) must be cleared against MasterCard’s MATCH files before Processor processes any transactions for a Sub-Merchant. If the initial query indicates that the prospective Sub-Merchant or its owner(s) is on the MATCH list, Processor will research and reasonably determine if the applicable Sub-Merchant or owner is a true match.

Processor will make good faith efforts to provide Merchant with at least [***] prior notice of any material change to the Onboarding API Services (or such sooner time as Processor becomes aware of an impending material change), and shall not make any material change that materially diminishes the functionality of the Onboarding API Services.

Merchant acknowledges that the Onboarding API Services require the use or participation of third party software and services (whether provided by or facilitated through Processor or its licensor and suppliers) to which Merchant will not receive any right, title, interest or license, including but not limited to internet service providers and wireless carriers, all of which are not under Processor’s control. As such, the Onboarding API Services are presented “as is” and Processor inclusive of its licensors and suppliers) makes no representation or warranty of any kind or nature relative to the Onboarding API Services including but not limited to: (i) that a particular device will be capable of utilizing the Onboarding API Services; (ii) that the Onboarding API Services will be available at all times or will perform functions related to submissions at all times or at specific times; or (iii) that all or some of the functionality of the Onboarding API Services will be uninterrupted or error-free. Notwithstanding the forgoing, in the event of an unplanned outage of the API Onboarding Services, Processor shall use commercially reasonable best efforts to promptly restore the API Onboarding Services. Subject to Section 22 of the Agreement, and notwithstanding anything in Section 33 thereof to the contrary, with respect to the Onboarding API Services, Processor shall be responsible to Merchant for, and shall indemnify and hold harmless Merchant against, any losses incurred by Merchant resulting from any compromise, unauthorized access, disclosure, theft, or unauthorized use of Sub-Merchant data experienced by Processor or any third party performing the Onboarding API Services on its behalf (an “API Data Breach”). Processor shall promptly notify Merchant in the event of an actual or suspected API Data Breach, and shall cooperate with Merchant with respect to any investigation and/or reasonable additional requirements relate to an API Data Breach. Merchant acknowledges an agrees that the Onboarding API Services to be provided by Processor hereunder do not include any customization of the license software.

II.	The Merchant Price Schedule to the Bank Card Merchant Agreement shall be amended by adding the following line item to Section I.B. “Other Fees”:

“(xiv) [***]”

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect. This Amendment shall have no force or effect unless and until countersigned by Processor.

WORLDPAY, LLC		TOAST, INC,

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	February 16, 2021	Date:	February 16, 2021